SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-12

                              JOHN HANCOCK FUNDS II
                (Name of Registrant as Specified In Its Charter)
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

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                              JOHN HANCOCK FUNDS II
                               601 Congress Street
                        Boston, Massachusetts 02210-2805


                                                                  March 30, 2006

Dear Emerging Growth Fund Shareholder:

Your vote is requested on a change involving the subadviser to the Emerging Growth Fund (the "Fund"), one of the separate series or funds of John Hancock Funds II (the "Trust"). In order for shareholders of the Fund to consider and vote on the proposal, a special meeting of shareholders will be held at 601 Congress Street, Boston, Massachusetts 02210, on APRIL 25, 2006 AT 10:00 A.M., EASTERN TIME. We encourage you to read the enclosed materials in their entirety.

You are being asked to approve a new subadvisory agreement between John Hancock Investment Management Services, LLC (the "Adviser") and Sovereign Asset Management LLC ("Sovereign") for the Fund. Sovereign would be replacing MFC Global Investment Management (U.S.A.) Limited ("MFC Global") as the subadviser to the Emerging Growth Fund. The Board of Trustees of the Trust approved the proposal to enter into a new subadvisory agreement with Sovereign at a meeting held on March 30, 2006. Sovereign and the new subadvisory agreement are more fully described in the enclosed proxy statement for your consideration.

YOUR VOTE IS IMPORTANT!
We urge you to review the enclosed proxy statement carefully, and to vote by completing, signing and returning the enclosed proxy card to us immediately. Your prompt response will help avoid the cost of additional mailings.

If you have any questions or need additional information, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291.

Sincerely,

/s/ Betsy Anne Seel
Betsy Anne Seel
Secretary
John Hancock Funds II

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                              JOHN HANCOCK FUNDS II
                               601 Congress Street
                        Boston, Massachusetts 02210-2805


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           OF THE EMERGING GROWTH FUND

TO THE SHAREHOLDERS OF
     THE EMERGING GROWTH FUND:

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Emerging Growth Fund of John Hancock Funds II (the "Trust") will be held at 601 Congress Street, Boston, Massachusetts 02210, on APRIL 25, 2006 AT 10:00 A.M., EASTERN TIME. A Proxy Statement that provides information about the Meeting is included with this notice. The Meeting will be held for the following purposes:

Proposal 1  Approval of a new subadvisory agreement between John
            Hancock Investment Management Services, LLC and Sovereign Asset Management LLC for the Emerging Growth Fund.

            Any other business that may properly come before the Meeting.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

     Each shareholder of record at the close of business on February 24, 2006 is entitled to receive notice of and to vote at the Meeting.

                                    Sincerely,

                                    /s/ Betsy Anne Seel
                                    Betsy Anne Seel
                                    Secretary
                                    John Hancock Funds II


March 30, 2006
Boston, Massachusetts

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                              JOHN HANCOCK FUNDS II
                               601 Congress Street
                        Boston, Massachusetts 02210-2805

                          ___________________________


                                 PROXY STATEMENT
                     SPECIAL MEETING OF SHAREHOLDERS OF THE
                 EMERGING GROWTH FUND TO BE HELD APRIL 25, 2006

                               ______________

                                  INTRODUCTION

     This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of John Hancock Funds II (the "Trust") of proxies to be used at a special meeting of shareholders of the Emerging Growth Fund to be held at 601 Congress Street, Boston, Massachusetts 02210, on APRIL 25, 2006 AT 10:00 A.M., EASTERN TIME (the "Meeting") for purposes of voting on the proposal summarized below. Pursuant to the Trust's Agreement and Declaration of Trust (the "Declaration of Trust"), the Board has designated February 24, 2006 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record of the Emerging Growth Fund at the close of business on February 24, 2006 are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest held. This Proxy Statement is first being sent to shareholders on or about March 30, 2006.

     THE TRUST. The Trust is an open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Trust are divided into 80 separate series corresponding to the 80 registered funds (each a "Fund", and collectively the "Funds") of the Trust. The Emerging Growth Fund is sometimes referred to herein as "the Fund."

     INVESTMENT MANAGEMENT. John Hancock Investment Management Services, LLC (the "Adviser"), located at 601 Congress Street, Boston, Massachusetts 02210, serves as investment adviser to the Trust and each of the Funds that has a subadviser pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). As adviser to the Fund, the Adviser is responsible for, among other things, administering the business and affairs of the Fund and selecting, contracting with, compensating and monitoring the investment subadvisers that manage the assets of the Fund.

     THE DISTRIBUTOR. John Hancock Funds LLC, located at 601 Congress Street, Boston, Massachusetts 02210, is the distributor for the Trust.

                               SUMMARY OF PROPOSAL

PROPOSAL                                            SHAREHOLDERS OF THE TRUST
NUMBER    PROPOSAL                                  VOTING ON THE PROPOSAL

  1       Approval of a new subadvisory agreement   Shareholders of the
          between the Adviser and Sovereign Asset   Emerging Growth Fund
          Management LLC for the Emerging Growth
          Fund.

                       SHAREHOLDERS AND VOTING INFORMATION

SHAREHOLDERS OF THE FUND

     Shareholders as of close of business on the Record Date are entitled to one vote for each full share held and a fractional vote for each fractional share held. As of ________, 2006, ___ Class NAV, ____ Class 1 and _____ Class 3 shares

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of beneficial interest of the Fund were outstanding. Except as set forth in
APPENDIX A, as of ________, 2006, the Adviser is not aware of any person who owns beneficially or of record 5% or more of any class of shares of the Fund or 25% of the total number of shares of the Fund. As of the same date, the Trustees and officers of the Fund, as a group, owned less than 1% of any class of the Fund's outstanding shares.

     The Trust will furnish, without charge, a copy of the Trust's most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, once available, please contact the Trust by calling 1-800-225-5291.

VOTING PROCEDURES

     Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210, or
(ii) signing and returning a new proxy, in each case if received by the Trust by April 24, 2006. ALL VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS THEREON, OR IN THE ABSENCE OF SPECIFICATIONS, FOR APPROVAL OF THE PROPOSAL.

     QUORUM; DEFINITION OF A MAJORITY OF OUTSTANDING VOTING SECURITIES. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the shares issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Trustees, or represented by proxy, shall constitute quorum for the transaction of business. A majority of the outstanding voting securities of the Fund entitled to vote at the close of business on that date is required to approve the Proposal. As used in this Proxy Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy; or
(2)  more than 50% of the outstanding voting securities of the Fund.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

     In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the shares of the Trust cast at the Meeting, and any adjournment with respect to the Proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

     ABSTENTIONS AND BROKER NON-VOTES. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but will not be counted as votes cast with respect to the Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against the Proposal. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to the Proposal, those shares will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, with respect to the Proposal, which requires approval by a Majority of the Outstanding Voting Securities, a broker non-vote will have no effect in determining whether the Proposal has been adopted by a vote of "67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy" because broker non-votes are not considered present. Broker non-votes will have the same effect as a vote against the Proposal, however, when determining whether the Proposal has been adopted by a vote of "more than 50% of the outstanding voting securities of the Fund" because shares represented by a broker non-vote are considered outstanding shares.

     COST OF PREPARATION AND DISTRIBUTION OF PROXY MATERIALS. The cost of the preparation and distribution of these proxy materials will be borne by the

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Emerging Growth Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, the Adviser and its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Trust for their out-of-pocket expenses.

     FUND VOTING. Shares of the Emerging Growth Fund will voted in the aggregate and not by class of shares with respect to the Proposal.

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                                   PROPOSAL 1

                      APPROVAL OF NEW SUBADVISORY AGREEMENT
             BETWEEN THE ADVISER AND SOVEREIGN ASSET MANAGEMENT LLC

     At its meeting on March 30, 2006, the Board of Trustees, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser (the "Independent Trustees"), approved entering into a new subadvisory agreement between the Adviser and Sovereign Asset Management LLC ("Sovereign") for the Emerging Growth Fund. Shareholders of the Emerging Growth Fund are being asked to approve the new subadvisory agreement.

     The Board approved the appointment of Sovereign as the new subadviser to the Emerging Growth Fund and the entering of the new subadvisory agreement between the Adviser and Sovereign, pending shareholder approval. Sovereign would replace MFC Global Investment Management (U.S.A.) Limited ("MFC Global") as the subadviser for the Emerging Growth Fund effective April 28, 2006. There would be no increase in the advisory or subadvisory fees for the Emerging Growth Fund under the new subadvisory agreement with Sovereign nor any change in services provided to the Fund. The Board's considerations in approving the new subadvisory agreement are described below under "Evaluation by the Board of Trustees."

     Pursuant to an order from the Securities and Exchange Commission ("SEC") upon which the Trust relies, the Adviser, subject to Board approval, is permitted to enter into subadvisory agreements appointing or terminating subadvisers which are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Portfolio), and to amend the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisers, without shareholder approval. However, because the Adviser and Sovereign are both indirect, wholly-owned subsidiaries of Manulife Financial Corporation ("MFC"), Sovereign is an affiliate of the Adviser. As a result, shareholders are being asked to approve the new subadvisory agreement with Sovereign.

SOVEREIGN AND THE PROPOSED SUBADVISORY AGREEMENT

     SOVEREIGN. Sovereign, a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts, was founded in 1979 and is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"). JHFS is a subsidiary of MFC, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     Sovereign currently serves as subadviser to two series of the Trust, Strategic Income Fund and Active Bond Fund. It is proposed that Sovereign replace MFC Global as the subadviser to the Emerging Growth Fund. The change to Sovereign as subadviser is not intended to result in any changes in the fees charged and expenses of the Emerging Growth Fund nor any change in services provided to the Fund. A copy of the proposed subadvisory agreement is attached in APPENDIX B for your reference. APPENDIX C contains additional information regarding Sovereign, including discussion regarding portfolio managers.

     On December 31, 2005, as part of a reorganization, Sovereign acquired the investment management teams of John Hancock Advisers, LLC. Sovereign is part of the diversified investment management arm of Manulife Financial. As part of the transfer, Sovereign assumed the responsibilities and obligations under the subadvisory agreements previously held by John Hancock Advisers, LLC for funds managed by the investment management teams Sovereign acquired from John Hancock Advisers, LLC, including certain Funds of John Hancock Funds II. Sovereign, with approximately $25 billion in assets, focuses on investment management strategies for both institutional and retail clients.

     THE PROPOSED SUBADVISORY AGREEMENT. Under the subadvisory agreement, Sovereign would be responsible, subject to the supervision of the Board and the Adviser, for managing the investment and reinvestment and determining the composition of the assets of the Emerging Growth Fund. The subadvisory agreement also provides that Sovereign will: (1) furnish all necessary investment management and administrative facilities, at Sovereign's expense; (2) select brokers and dealers to effect transactions and negotiate brokerage commissions

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if applicable; recognizing that while Sovereign at all times will seek best execution, Sovereign may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide Sovereign with research, analysis, advice or other eligible brokerage and research services; (3) maintain all accounts, books and records with respect to the Fund as are required of an investment adviser to a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules thereunder; and (4) vote proxies relating to the Fund's investment securities in accordance with the Trust's proxy voting policies and procedures.

     The subadvisory agreement also provides that Sovereign may in certain instances, but is not obligated to, aggregate securities purchase or sale orders among its clients in an effort to obtain a more favorable price or lower brokerage commission and efficient execution. In instances where securities transactions are aggregated, Sovereign will allocate the securities so purchased or sold, as well as the expenses incurred in the attendant transaction, in the manner Sovereign considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

     The subadvisory agreement provides that Sovereign will not be liable to the Adviser or the Trust for any error of judgment or mistake of law for any loss suffered by the Adviser or Trust in connection with the matters to which the subadvisory agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, Sovereign's duties as subadviser or the duties of any of its directors.

     The subadvisory agreement provides that it may be terminated, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser and Sovereign, or by the Adviser or Sovereign on sixty days' written notice to the Trust and the other party. The subadvisory agreement will automatically terminate upon "assignment," as that term is defined in the 1940 Act.

     Under the subadvisory agreement, the Adviser (not the Fund) will pay Sovereign, as full compensation for all services provided and the expenses assumed under the subadvisory agreement, a subadvisory fee at an annual rate of 0.350% of the Fund's net assets, accrued daily and paid monthly.

     If approved by the Fund's shareholders, the subadvisory agreement will become effective on the date of its execution, and will remain in effect for an initial two-year term. Thereafter, the subadvisory agreement will continue in effect if it is approved at least annually by a vote of the Fund's shareholders or by the Board, provided that, in either case, continuance is approved by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

     The description of the proposed subadvisory agreement in this section is qualified in its entirety by the form of subadvisory agreement attached to this Proxy Statement in APPENDIX B.

COMPARISON BETWEEN THE CURRENT SUBADVISORY AGREEMENT AND THE PROPOSED SUBADVISORY AGREEMENT

     The current subadvisory agreement and the proposed subadvisory agreement are substantially similar. Under both agreements, the subadvisers have substantially the same duties and the subadvisory fee rates are the same. The principal differences are described and discussed below. The current subadvisory agreement with MFC Global was last submitted to a vote of the Fund's shareholders and approved on October 14, 2005.

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     SERVICES RENDERED. The proposed subadvisory agreement states that the subadviser will provide assistance to the Trust's Custodian regarding the fair value of securities held by the Fund for which market quotations are not readily available whereas the current subadvisory agreement states that the subadviser will provide fair value determinations to the Trust's Custodian to enable the Custodian to calculate net asset value. The proposed subadvisory agreement also expressly states that the subadviser may, but is not obligated to, aggregate securities transactions across its clients. The current subadvisory agreement does not prohibit aggregation of securities transactions across clients, but is silent on the practice.

     LIABILITY OF SUBADVISER. The proposed subadvisory agreement states that the subadviser, its directors, officers or employees, will not be liable for any error of judgment or mistake of law of for any loss suffered by the Adviser or the Trust in connection with the matters to which the subadvisory agreement relates except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from the reckless disregard of, the duties of the subadviser or any of its directors. The current subadvisory agreement does not expressly indemnify the subadviser's directors or provide indemnity for mistakes of law. The current subadvisory agreement also only indemnifies the subadviser, its officers and employees for any loss suffered by the Adviser or Trust resulting from any error of judgment made in the good faith exercise of the subadviser's investment discretion. Both the current and proposed subadvisory agreements provide that the subadviser is liable for losses resulting from willful misfeasance, bad faith or gross negligence of, or reckless disregard of, the subadviser in performing its duties.

     The current subadvisory agreement states that the subadviser is also liable for losses resulting from the willful misfeasance, bad faith or gross negligence of, or reckless disregard of, the duties of the subadviser's officers or employees with respect to the subadviser's investment discretion and the duties of the subadviser's employees with respect to any other matters relating to the subadvisory agreement. The proposed subadvisory agreement does not provide a distinction between exercise of investment discretion and other matters relating to the subadvisory agreement and provides that the subadviser is liable for losses resulting from willful misfeasance, bad faith or gross negligence of, or reckless disregard of, the duties of the subadviser's directors.

     SERVICES TO OTHER CLIENTS. The proposed subadvisory agreement expressly states that the Adviser understands and has advised the Trust's Board that the subadviser may act as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies and that it may give advice and take action for its other clients which differs from advice or action taken for the Fund. The current subadvisory agreement does not prohibit the subadviser from engaging in any such activities.

     AMENDMENTS TO THE AGREEMENT. The proposed subadvisory agreement clarifies that the agreement may be amended by the vote of a majority of the Trustees of the Trust and a vote of a majority of the independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval and that any required shareholder approval shall be effective with respect to a fund if a majority of the outstanding voting securities of that fund vote to approve the amendment.

EVALUATION BY THE BOARD OF TRUSTEES

     At its meeting on December 12-13, 2005, the Board of Trustees discussed with the Adviser the Emerging Growth Fund's performance against that of its peer group and benchmark index since inception, as well as the performance of a similarly managed fund managed by MFC Global, and the fact that the current MFC Global portfolio manager for the Emerging Growth Fund was being reassigned and would no longer manage the Fund. At the Board's meeting, the Adviser recommended to the Board that the subadviser to the Emerging Growth Fund be replaced with another subadviser affiliated with the Adviser, Sovereign Asset Management LLC. The Adviser made this recommendation following a review of the capabilities of several affiliated and non affiliated investment managers to manage the Fund. As stated above, the Board, including all the Independent Trustees, approved the appointment of Sovereign as the new subadviser to the Emerging Growth Fund and the new subadvisory agreement at its meeting on March 30, 2006.

     The Board, including the Independent Trustees, is responsible for selecting the Trust's investment adviser, approving the Adviser's selection of subadvisers

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for each Fund and approving the Trust's advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust's advisory and subadvisory arrangements, including consideration of the six factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The six factors regularly considered by the Board are:

     1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

     2.   the investment performance of the Funds and their subadvisers;

     3. the extent to which economies of scale would be realized as a Fund grows;

     4. whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

     5. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the Adviser's relationship with the Trust; and

     6. comparative services rendered and comparative advisory and subadvisory fee rates.

     The Board believes that with respect to its evaluation of the subadvisory agreement, in view of the Trust's "manager-of managers" advisory structure: factors (1), (2) and (6) are of primary relevance; factors (3) and (4) generally are less significant because the subadvisory fee is paid to the subadviser by the Adviser and not directly by the Fund, and issues pertaining to economies of scale are considered in connection with the approval of the advisory fee that is paid directly by the Fund; and for similar reasons, factor (5) generally is less significant except in those circumstances in which such attention may be warranted because the comparative fee information considered in connection with factor (6) indicates that the subadvisory fee will materially exceed those normally charged under comparable circumstances.

     APPROVAL OF SUBADVISORY AGREEMENT WITH SOVEREIGN. In making its determination with respect to the new subadvisory agreement with Sovereign with respect to the Emerging Growth Fund, and with reference to the factors described above that the Board generally considers in reviewing subadvisory agreements, the Board reviewed: (i) information relating to the subadviser's business which included information such as: business performance, representative clients, assets under management, financial stability and personnel (ii) the investment performance of comparatively managed funds and their respective benchmarks; and
(iii) the subadvisory fee for the Fund.

     The Board's decision to approve the subadvisory agreement with Sovereign was based on a number of determinations, including the following:

(1) The performance of a similarly managed fund managed by MFC Global had lagged that of its peer group and benchmark index;

(2) Sovereign has extensive experience and demonstrated skills as a manager with respect to equity securities and in using a variety of investment strategies and may be expected to provide a high quality of investment management services and personnel to the Fund;

(3) Although not without variation, the current and historical performance of comparable funds and other client accounts managed by Sovereign have generally been within the range of or exceeded the performance of the Fund and its benchmark index;

(4) The subadvisory fee rates for the Fund under Sovereign would be the same as the subadvisory fee rates charged by MFC Global and is within industry norms; and

(5) There would be no change in the advisory fee rates for the Fund as a result of the new subadvisory agreement.

ADDITIONAL INFORMATION

     For additional information about Sovereign and the new subadvisory agreement for the Emerging Growth Fund, see APPENDIX C ("Additional Information About Sovereign and the New Subadvisory Agreement") to this Proxy Statement.

REQUIRED VOTE

     Approval of the new subadvisory agreement will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Portfolio. If the required shareholder approval is not obtained, the current subadvisory agreement will remain in effect pending the approval of a new subadvisory agreement or other definitive action.

     THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE EMERGING GROWTH FUND VOTE "FOR" THE PROPOSAL.

                                  OTHER MATTERS

     The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                        BY ORDER OF THE BOARD OF TRUSTEES

March 30, 2006
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

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APPENDIX A

     As of ________, 2006, the following shareholders are shown on the Fund's records as owning more than 5% of a class of its shares: [TO BE
UPDATED/PROVIDED]

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APPENDIX B: PROPOSED SUBADVISORY AGREEMENT


                              JOHN HANCOCK FUNDS II

                              SUBADVISORY AGREEMENT


     AGREEMENT made this __ day of April, 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Sovereign Asset Management LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Funds II (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolio(s) specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or writing by the Trust and Adviser.

2.   SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

     i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

     ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

     iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

     v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. The Subadviser shall vote proxies relating to the Portfolio's investment securities in accordance with the Trust's proxy voting policies and procedures, which provide that the Subadviser shall vote all proxies relating to securities held by the Portfolio and, subject to the Trust's policies and procedures, shall use proxy voting policies and procedures adopted by the Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act. The Subadviser shall review its proxy voting activities on a periodic basis with the Trustees.

3.   COMPENSATION OF SUBADVISER

     The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.   LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.   SUPPLEMENTAL ARRANGEMENTS

     The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Liability Company Agreement of the Subadviser, respectively, or by specific provision of applicable law.

7.   REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9.   PROVISION OF CERTAIN INFORMATION BY SUBADVISER

     The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

10.  SERVICES TO OTHER CLIENTS

     The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

11.  CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

     As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.    other subadvisers to a Portfolio

2.    other subadvisers to a Trust portfolio

3.    other subadvisers to a portfolio under common control with the Portfolio

12.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

13.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

14.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

16.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

17.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

18.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name " John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

19.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

     The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

20.  COMPLIANCE

     Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.




                                       By: John Hancock Life Insurance Company
                                       (U.S.A.), Managing Member



                                       By:
                                          ------------------------------
                                               John D. DesPrez III
                                               Chairman



                                       SOVEREIGN ASSET MANAGEMENT LLC



                                       By:
                                          ------------------------------
                                               Name:
                                               Title:

                                   APPENDIX A
                                   ----------


     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

      PORTFOLIO                         AGGREGATE NET ASSETS*
      ---------                         --------------------
      Emerging Growth Fund                    0.350%

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio are determined as of the close of business on the previous business day of the Trust.

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

APPENDIX C

                             ADDITIONAL INFORMATION
                ABOUT SOVEREIGN AND THE NEW SUBADVISORY AGREEMENT

     As described under Proposal 1, Sovereign succeeded John Hancock Advisers, LLC as the subadviser to the Active Bond Fund and Strategic Income Fund effective December 31, 2005 and is proposed to replace MFC Global as subadviser for the Emerging Growth Fund effective April 28, 2006. This Appendix supplements the information contained in the Proxy Statement about Sovereign.

MANAGEMENT AND CONTROL OF SOVEREIGN

     Sovereign, a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts, was founded in 1979 and is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), located at: 601 Congress Street, Boston, Massachusetts 02210. JHFS is a subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada, located at: 200 Bloor Street East, Toronto, Ontario M4W 1E5. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The names and principal occupations of Sovereign's principal executive officers and directors are set forth below. The business address of each such person, unless otherwise stated, is: 101 Huntington Avenue, Boston, MA 02199.


-------------------------------------------------------------------------------
        NAME                                              PRINCIPAL OCCUPATION
 [POSITION WITH THE TRUST]   POSITION AT SOVEREIGN
-------------------------------------------------------------------------------
John D. DesPrez III          Director and Chairman       Senior Executive Vice
                                                         President, Manulife
                                                         Financial Corporation;
                                                         Director (since 2004)
                                                         and Chairman, Sovereign
                                                         Asset Management LLC,
                                                         John Hancock Funds,
                                                         LLC, the Berkeley
                                                         Financial Group, LLC
                                                         and John Hancock
                                                         Advisers, LLC (since
                                                         2005).
-------------------------------------------------------------------------------
Keith F. Hartstein           Director, President         Senior Vice President,
[President]                  and CEO                     Manulife Financial
                                                         Corporation (since
                                                         2004); Director,
                                                         President and Chief
                                                         Executive Officer,
                                                         Sovereign Asset
                                                         Management LLC and The
                                                         Berkeley Group (holding
                                                         company); Director,
                                                         President and Chief
                                                         Executive Officer, John
                                                         Hancock Funds;
                                                         Director, President and
                                                         Chief Executive
                                                         Officer, Sovereign
                                                         Asset Management LLC;
                                                         Director, John Hancock
                                                         Signature Services,
                                                         Inc.; Director,
                                                         Chairman and President,
                                                         NM Capital Management,
                                                         Inc. (NM Capital);
                                                         Chairman, Investment
                                                         Company Institute Sales
                                                         Force Marketing
                                                         Committee (since 2003).

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Marc Costantini              Director                    Director, Sovereign
                                                         Asset Management LLC
                                                         (since 2004); Senior
                                                         Vice President, U.S.
                                                         Wealth Management, John
                                                         Hancock Financial
                                                         Services, Inc. (since
                                                         2004).
-------------------------------------------------------------------------------
Barry H. Evans               Director, Senior Vice       Senior Vice President,
                             President and Chief         Chief Fixed Income
                             Operating Officer           Officer, John Hancock
                                                         Advisers, LLC (since
                                                         1986); Chief Operating
                                                         Officer, John Hancock
                                                         Advisers, LLC (since
                                                         2005); Director, Senior
                                                         Vice President and
                                                         Chief Operating
                                                         Officer, Sovereign
                                                         Asset Management LLC
                                                         (since 2005)
-------------------------------------------------------------------------------
Leo J. de Bever              Director                    Director, Sovereign
                                                         Asset Management LLC
                                                         (since 2005); Executive
                                                         Vice President, MFC
                                                         Global Investment
                                                         Management (since
                                                         2004); Director,
                                                         Elliott & Page Limited
                                                         (since 2004).

-------------------------------------------------------------------------------


PORTFOLIO MANAGERS

     The portfolio managers at Sovereign that would be responsible for the day-to-day management of the Emerging Growth Fund are:

o Henry E. Mehlman, CFA. Mr. Mehlman joined Sovereign in 2006. Prior to joining Sovereign he was employed by an affiliate of Sovereign, John Hancock Advisers, LLC. Mr. Mehlman received a B.A. and J.D. from the University of Florida.

o Alan E. Norton, CFA. Mr. Norton joined Sovereign in 2006. Prior to joining Sovereign, he was employed by an affiliate of Sovereign, John Hancock Advisers, LLC. Mr. Norton received a B.A. from Trinity College and an M.B.A. from Babson College.

OTHER ACCOUNTS MANAGED

     Sovereign currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the Emerging Growth Fund. The table below also states the size of each such fund as of December 31, 2005 and the current advisory fee rate for each fund as a percentage of average daily net assets (or otherwise as indicated below).

                                       ASSETS
NAME OF FUND                       AS OF 12/31/05    ADVISORY FEE RATE
------------                       --------------    -----------------

John Hancock Small Cap Equity      $437,456,871      .700% to $1 Billion
Fund                                                 .685% over $1 Billion


[Sovereign Asset Management does not generally receive a fee based upon the investment performance of the account reflected in the table above.]

PAYMENTS TO AFFILIATES

[INFORMATION TO BE ADDED/UPDATED]

                              JOHN HANCOCK FUNDS II

                                   PROXY CARD

     Voting pursuant to this proxy card will be as specified. If no specification is made as to an item, voting will be "FOR" such item. A proxy card is provided for the shares of the Emerging Growth Fund held by you as of February 24, 2006. Please sign, date, and return the proxy card in the enclosed postage-paid envelope.

     PROXY CARDS MUST BE RECEIVED BY APRIL 24, 2006 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 25, 2006.

EMERGING GROWTH FUND

     THIS PROXY CARD IS SOLICITED BY THE BOARD OF TRUSTEES OF JOHN HANCOCK FUNDS II.

     The undersigned hereby appoints Bruce Speca, Gordon Shone, Greg D'Angelo, Betsy Anne Seel, and George Boyd and each of them, with full power of substitution, as proxies to vote all shares of the Emerging Growth Fund of John Hancock Funds II (the "Trust") that the undersigned is entitled in any capacity to vote at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210, at 10:00 a.m., Eastern Time, April 25, 2006, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Date:________________, 2006

                            PLEASE SIGN IN BOX BELOW:
     If shares are held jointly, each owner should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign his or her own name, indicating that he or she is a "Partner." If the shareholder is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."


                            ------------------------------------
                           Signature(s), Title(s), if applicable


                           -------------------------------------
                           Signature(s), Title(s), if applicable

          INDICATE YOUR VOTE BELOW BY FILLING IN THE APPROPRIATE BOX IN
             THIS MANNER [X] USING BLUE OR BLACK INK OR DARK PENCIL.

                           PLEASE DO NOT USE RED INK.

                                 --------------

     This proxy card, if properly executed, will be voted in the manner directed by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED "FOR" ALL PROPOSALS. Please refer to the Proxy Statement for a discussion of the proposal.


                                               FOR     AGAINST    ABSTAIN
1.   Approval   of   a   new    subadvisory
agreement  between John Hancock  Investment    [ ]       [ ]        [ ]
Management  Services,   LLC  and  Sovereign
Asset   Management  LLC  for  the  Emerging
Growth Fund.
Any other business that may properly come before the Meeting.


     PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                       2